                                                                     Exhibit 16

                                                     ORGANIZATIONAL CHART

                                         SUN LIFE FINANCIAL SERVICES OF CANADA INC.
                                                             |
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                                                             |
                                            SUN LIFE ASSURANCE COMPANY OF CANADA
----------------------------------------------------------------------------------------------------------------------------------
                                                                |
                                                                |
                                                        SUN LIFE OF CANADA
                                                         UK HOLDINGS plc
                                                         (United Kingdom)
                                                                |
                                                                |
           |------------------------------|---------------------|---------------------|----------------------|---------------------
           |                              |                     |                     |                      |
           |                              |                     |                     |                      |
   SUN LIFE ASSURANCE             SUN LIFE OF CANADA      SLC FINANCIAL          CONFEDERATION            SUN LIFE
   COMPANY OF CANADA              (UK) GROUP SERVICES     SERVICES (U.K.)       U.K. HOLDINGS plc         OF CANADA
    (U.K.) LIMITED                      LIMITED               LIMITED           (England and Wales)        TRUSTEE
  (England and Wales)             (England and Wales)    (England and Wales)           |                   LIMITED
Life Insurance Company            Management services      Holding company             |
                |                                                |                     |
                |                                                |                     |
                |                                                |                     |
                |------------------------------------|           |                     |
                |                                    |           |               CONFEDERATION
                |                                    |           |               LIFE INSURANCE
        |-------|----------|----------------|        |           |               COMPANY (U.K.)
        |                  |                |        |           |                  LIMITED
SUN LIFE OF CANADA      SLC POOLED        Host       |           |             (England and Wales)
INDEPENDENT LIMITED  PENSIONS LIMITED    Network     |           |             Insurance (Inactive)
(England and Wales) (England and Wales) Limited      |           |
Financial advisor       Insurance       Financial    |           |
                                         Advisor     |           |
                                                     |           |--------------------|
                                                     |           |                    |
                                                     |90%        |10%                 |-------------------------------|
                                                     |           |                    |                               |
                                                     CONFEDERATION                SUN BANK plc                   CONFEDERATION
                                                      CAPITAL CORP.            (England and Wales)             PROPERTY SERVICES
                                                          plc                 Provision of a range                 LIMITED
                                                   (England and Wales)        of banking services             (England and Wales)
                                                       (Inactive)                     |                         Estate agency
                                                       franchising                    |
                                                                                      |
                                                                                      |
         |----------------------------------------------------------------------------------------------|
         |                    |                       |                          |                      |
         |                    |                       |                          |                      |
   CONFEDERATION         CONFEDERATION          EXETER TRUST                 SUN BANK           PRIMETT PROPERTY
 MORTGAGE SERVICES     MORTGAGE SERVICES           LIMITED                 OFFSHORE LTD.       MANAGEMENT LIMITED
    (UK) LIMITED            LIMITED          (England and Wales)            (Offshore)         (England and Wales)
(England and Wales)   (England and Wales)          Banking                  U.K. Bank          Property management
   Provision of          Provision of                 |                                         services to group
   residential           residential                  |                                            undertakings
    mortgages             mortgages                   |
 (In liquidation)                                     |
                                                      |
                                                      |
                                                      |
           |----------------------|----------------------------------|
           |                      |                                  |
           |                      |                                  |
      EXETER TRUST          EXETER TRUST                          SUNEXETER
       FINANCIAL              INSURANCE                            LIMITED
    SERVICES LIMITED       SERVICES LIMITED                   (England and Wales)
   (England and Wales)   (England and Wales)                     Non-trading
        Leasing              Non-trading                       (In liquidation)
                          (In liquidation)

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
                                        SUN LIFE FINANCIAL SERVICES OF CANADA INC.
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                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-------------------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------|
                                                     |
                                                     |
                                                 SLC ASSET
                                              MANAGEMENT LIMITED
                                             (England and Wales)
                                             Asset and investment
                                             management services
                                                     |
                                                     |
                       |------------------------------------------------------------------|
                       |                                                                  |
                       |                                                                  |
               SUN LIFE OF CANADA                                                LANGBOURN PROPERTY
                 UNIT MANAGERS                                                  INVESTMENT SERVICES
                LIMITED (SLOCUM)                                                       LIMITED
              (England and Wales)                                               (England and Wales)
              Unit trusts manager                                                Property investment
                 Management of                                                   management services
                  Unit Trusts                                                             |
                       |                       |------------------------------------------|------------------------|
                       |                       |                      |                         |                  |
                       |                       |                      |                         |                  |
               SUN LIFE OF CANADA          LANGBOURN           COURTS NOMINEES           EAGLE NOMINEES      MARE NOMINEES
                NOMINEES LIMITED           FINANCIAL               LIMITED                   LIMITED            LIMITED
                   (SLOCNOM)            SERVICES LIMITED      (England and Wales)      (England and Wales) (England and Wales)
               (England and Wales)    (England and Wales)          Nominee                   Nominee            Nominee
               Unit trust nominee          Financial,              services                  services          services
                                        investment and
                                       advisory services
                                               |
                                               |
             |--------------------------------------------------------------------|
             |                    |                       |                       |
             |                    |                       |                       |
        BROAD STREET          BROAD STREET           BROAD STREET              BUCKINGHAM
        MALL LIMITED      MALL (NO. 1) LIMITED   MALL (NO. 2) LIMITED           ESTATE
     (England and Wales)  Limited Partner of a   Limited Partner of a      (GENERAL PARTNER)
     Management services  Limited Partnership    Limited Partnership            LIMITED
        to a Limited                                                       (England and Wales)
        Partnership                                                        Management Services
                                                                              to a Limited
                                                                              Partnership

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
                                        SUN LIFE FINANCIAL SERVICES OF CANADA INC.
                                                             |
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                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-----------------------------------------------------------------------------------------------------------------------------------
  |               |              |       |        |          |           |        |        |               |                |
  |         SPECTRUM UNITED      |       |        |    McLEAN BUDDEN     | 258256 HOLDINGS |               |          THE STORMONT
  |         HOLDINGS, INC.       |       |        |    LIMITED (60%)     |  LIMITED (50%)  |               |         ELECTRIC LIGHT
  |         Holding Company      |       |        |      (Canada)        |    (Ontario)    |               |         & POWER COMPANY
  |            (Canada)          |       |        | Investment counsel,  |   Investment    |               |            (Ontario)
  |          (Inactive and       |       |        | Portfolio management |     vehicle     |               |         Holding company
  |         being dissolved)     |       |        |     and Mutual       |   (Inactive)    |               |                |
  |                              |       |        |     Fund Dealer      |                 |               |                |
  |                              |       |        |                      |                 |               |                |
  |                           Spectrum   |        |             SUN LIFE OF CANADA         |               |                |
  |                          Investment  |        |50%           GROUP ASSURANCE           |               |                |
  |                          Management  |        |                   COMPANY           SUN LIFE        1245792       THE GLENGARRY
  |                           Limited    |        |              Life and health     SECURITIES INC.  ONTARIO, INC.   AND STORMONT
  |                         Mutual fund  |        |                  insurance          (Canada)       (Ontario)     RAILWAY COMPANY
  |                           manager    |        |               (Inactive and     Investment dealer   Holding     (71.3%) (Canada)
  |                                      |        |              to be dissolved)          |            Company       Railway line
  |                                   Sun Life    |                                  T.E. FINANCIAL        |         holding company
  |                                   Financial   |                                 CONSULTANTS LTD.       | 0.01%
  |                                   Advisory    |                                      (33%)             |
  |                                 Services, Inc.|                                     (Canada)           |
  |                                  Mututal fund |                                Financial planner    Sun Life
  |                                    dealer     |                                        |          Inversiones
  |                                               |                                 T.E. INVESTMENT       S.A.
  |                                               |                                   COUNSEL INC.      (Chile)
  |                                               |                                     (Canada)
  |                                               |                               Investment counsel
  |                                               |
  |                                         IQON Insurance
  |                                       Brokerage Inc. (50%)   50%            IQON
  |                                         Distributor of    |--------|     Financial
  |                                       insurance products             Management Inc. (51%)
  |                                                                         Holding company
  |                                                                               |
  |                                                                               |
  |                                                                             IQON
  |                                                                         Financial Inc.
  |-------|                                                               Mutual fund dealer
          |
 SUN LIFE FINANCIAL
     TRUST INC
 (Trust Company)
     (Canada)

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
                                         SUN LIFE FINANCIAL SERVICES OF CANADA INC.
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                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-----------------------------------------------------------------------------------------------------------------------------------
      |      |        |       |          |          |      |        |       |          |        |          |        |        |
   279906    |    PANORAMA    |  RIVERSIDE TERRACE  |   S. & M.     |     169086       |     SUN LIFE      |     SECLON      |
   ONTARIO   |   APARTMENTS   |  (OTTAWA) LIMITED   | DEVELOPMENTS  |  CANADA LIMITED  | FINANCIAL REALTY  |       INC.      |
   LIMITED   |       LTD.     |      (Ontario)      |     LTD.      |    (Canada)      |   ADVISORS INC.   |       30%       |
    (50%)    |    (Alberta)   |     Real estate     |   (British    |   Real estate    |      (Canada)     |   Intellectual  |
  (Ontario)  |   Real estate  |     management      |   Columbia)   |     holding      |     Real estate   |    Properties   |
 Investment  |   management   |                     |  Real estate  |  (Real estate    |     investment    |                 |
   vehicle   |                |                     |   management  | fund #1 - 100%)  |       manager     |                 |
             |                |                     |               |                  |                   |                 |
             |                |                     |               |                  |                   |                 |
         PREFERRED        CANADIAN              CANADIAN        AMAULICO           AMAULICO            FIRST REAL         SECLON
          VISION          INSURERS              INSURERS           LTD.            FUND LTD.           PROPERTIES          LOGIC
         SERVICES         CAPITAL               CAPITAL         (Canada)           (Canada)           LIMITED (17.5%)       INC.
        INC. (20%)      CORPORATION I        CORPORATION II     Oil & gas          Oil & gas            (Ontario)           30%
         (Canada)         (19.05%)              (21.43%)         holding            holding            Real estate       Marketing
       Provider of       (Ontario)             (Ontario)         company            company              holding
    vision services   Venture capital       Venture capital
                        corporation           corporation


         |-------------------------------------------------------------------------------------------------------------------------
         |                                                                                               |
         |                                                                                               |
 SUN LIFE OF CANADA                                                                                  SUN CANADA
  (U.S.) CAPITAL                                                                                      FINANCIAL
     TRUST I                                                                                           COMPANY
   (Delaware)                                                                                          Private
    Trustee to                                                                                        Placements
   institutional
    investors
         |
         |
         |                         --------------------|---------------------|-------------------------|---------------------------
         |*                       |                    |                     |                         |
 SUN LIFE OF CANADA               |               SUN LIFE OF           SUN BENEFIT            SUN LIFE INSURANCE
   (U.S.) LIMITED                 |              CANADA (U.S.)           SERVICES              AND ANNUITY COMPANY
   PARTNERSHIP I                  |              DISTRIBUTORS,         COMPANY, INC.              OF NEW YORK
    (Delaware)                    |                  INC.               (Sunbesco)                (New York)
     Limited       *              |               (Delaware)            (Delaware)              Life insurance
   partnership |-------| SUN LIFE OF CANADA      Broker-dealer           Pension                   company
                          (U.S.) HOLDINGS              |               brokerage and
                        GENERAL PARTNER, INC.          |               administrative
                            (Delaware)                 |                  services
                          General partner              |
                                                SUNESCO INSURANCE
                                                  AGENCY, INC.
                                                 (Massachusetts)
                                                  Life insurance
                                                     agency





-------------------------------------------------------------------------------
* The sole general partner of Sun Life of Canada (U.S.) Limited Partnership I (the "Limited Partnership") is Sun Life of Canada (U.S.) Holdings General Partner, Inc. (the "General Partner"). The General Partner holds approximately 10% of the economic interest in the Limited Partnership, while Sun Life of Canada (U.S.) Capital Trust I holds approximately 90% of the economic interest in the Limited Partnership.
-------------------------------------------------------------------------------

                                                        SUN LIFE FINANCIAL SERVICES OF CANADA INC.
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                                                           SUN LIFE ASSURANCE COMPANY OF CANADA
------------------------------------------------------------------------------------------------------------------------------------
                                           |                  |                      |                                 |
                                        SUN LIFE         SUN LIFE OF         SUN LIFE OF CANADA                SUN LIFE INFORMATION
                                        ASSURANCE      CANADA REINSURANCE     (INTERNATIONAL)                   SERVICES IRELAND
                                        COMPANY OF    HOLDINGS (U.S.), INC.       LIMITED                            LIMITED
                                       CANADA - U.S.    Holding company        Life insurance                  (Republic of Ireland)
                                        OPERATIONS                            company in Hong                  Off-shore technology
                                       HOLDINGS, INC.                               Kong                             center
                                        (Delaware)                                (Bermuda)
                                      Holding company
                                            |
                                            |----------------------------------------------------------------------------------
                                            |
                                  SUN LIFE OF CANADA
                                 (U.S.) HOLDINGS, INC.
                                       (Delaware)
                                   Holding company
                                            |
                                            |
                                            |
--------------------------------------------|
                  |
                  |
          SUN LIFE ASSURANCE
       COMPANY OF CANADA (U.S.)
              (Delaware)
        Life insurance company
                  |
                  |
-------------------------------------------------------------------------------------|
          |          |          |         |                 |                        |
          |     SUN CAPITAL     |     CLARENDON      SUN LIFE OF CANADA      SUN LIFE FINANCIAL
          |    ADVISERS, INC.   |     INSURANCE       (U.S.) SPE 97-1,        SERVICES LIMITED
          |     (Delaware)      |   AGENCY, INC.            INC.                  (Bermuda)
          |     Investment      |  (Massachusetts)       (Delaware)              Off-shore
          |      adviser        |   Distributor        Limited purpose         administrative
          |                     |    of annuity     transactional entity          services
          |                     |    products
          |                     |
  SUN LIFE FINANCE        SUN FINANCIAL
     CORPORATION       GROUP ADVISERS, INC.
     Financial            Investment
      services              advisor
      company              (Inactive)
     (Inactive)


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
                                        SUN LIFE FINANCIAL SERVICES OF CANADA INC.
                                                             |
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                                            SUN LIFE ASSURANCE COMPANY OF CANADA
-----------------------------------------------------------------------------------------------------------------------------------
         |                       |                                       |                                          |
         |                       |                                       |                                          |
  SUN LIFE OF CANADA     SUN LIFE ASSURANCE                              |                                     PT ASURANSI
    INTERNATIONAL        COMPANY OF CANADA                               |                                       SUN LIFE
  ASSURANCE LIMITED      (BARBADOS) LIMITED                              |                                    INDONESIA (80%)
   Life insurance          Life insurance                                |                      SEE             (Indonesia)
 company (reinsurance)  company (reinsurance)                            |                                    Life insurance
     (Barbados)              (Barbados)                                  |                    1245792             company
                                                                         |                  Ontario, Inc.
                                                                         |       |--------|  (Ontario)
                                                                   99.99%|  0.01%|            Holding
----------------------------|------------------------|                   |       |            company
                            |                        |                   SUN LIFE
                            |                        |                INVERSIONES S.A.
                    SUN LIFE OF CANADA        SunLife Financial           (Chile)
                     (U.S.) FINANCIAL          (Japan), Inc.          Holding company
                 SERVICES HOLDINGS, INC.       Holding company               |
                     Holding company                                         |
                       (Delaware)                                            |
                            |                                                |
                            |                                                |
                      MASSACHUSETTS                                    ADMINISTRADORA                   SunLife
                    FINANCIAL SERVICES                                 DE FONDOS DE                Asset Management
                         COMPANY                                   PENSIONES CUPRUM S.A. |--------|   Company, Inc.----------------
                         (83.66%)                                        (31.7%)                        Portfolio
                        (Delaware)                                       (Chile)                       management
                            |                                          Pension fund                   (Philippines)
                            |                                          administrator                             |
                            |                                                |                                   |---
                            |                     |--------------------------|                                       |
                            |                     |                                                                  |
          |-----------------|---------------------|--------------------|------------------|--------------------------|-------------
          |                 |                     |                    |                  |                          |
          |                 |                     |                    |                  |                          |
  MFS RETIREMENT        MFS FUND             MFS HERITAGE             MFS                MFS                    MFS SERVICE
  SERVICES, INC.     DISTRIBUTORS, INC.     TRUST COMPANY        INSTITUTIONAL       INTERNATIONAL              CENTER, INC.
    Retirement         Distributor          (New Hampshire)      ADVISORS, INC.          LTD.                    (Delaware)
       Plan             of Mutual            Trustee for MFS       Adviser for        (Bermuda)                 Transfer agent
   Administrator       Fund Shares             IRAs and           Private and       Offshore funds              for MFS funds
    (Delaware)          (Delaware)            qualified          Institutional       manager and                     |
                                            retirement plans    Separate Accounts    distributor                     |
                                            |                     (Delaware)              |                          |
                                            |                          |                  |                          |
                                            |         |----------------|    |---------------------|               New England
                                            |         |                     |                     |                Streaming
                                            |   MFS INSTITUTIONAL    MFS INTERNATIONAL    MFS INTERNATIONAL        Media LLC
                                            |  ADVISORS (AUSTRALIA)     (U.K.) LTD.            S.C. LTDA.           86.00%
                                            |          LTD.         (England and Wales)        (Brazil)            Internet
                                            |  Investment Manager    Off-shore funds     Offshore marketing        Streaming
                                            |      (Australia)          Manager and             office          Media Services
                                            |                          Distributor
                                            |
                                            |
                                 ----------------------
                                 |     NEW ENGLAND     |
                                 |   STREAMING MEDIA   |
                                 |    LLC              |
                                 |      86.00%         |
                                 | Internet Streaming  |
                                 |   Media Services    |
                                 ----------------------




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
                                         SUN LIFE FINANCIAL SERVICES OF CANADA INC.
                                                             |
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                                            SUN LIFE ASSURANCE COMPANY OF CANADA
   ------------------------------------------------------------------------------------------------------------
          |                    |                |                     |                        |                     |
          |50%                 |                |                     |                        |                     |
      SUN LIFE            MIDDLESMART   Sun Life Financial     SUN LIFE (INDIA)         SUN LIFE (INDIA)      SUN LIFE (INDIA)
      OF CANADA |--------|  LIMITED     (India) Insurance     AMC INVESTMENTS INC.         DISTRIBUTION           SECURITIES
    (NETHERLANDS)   50%                  Investments Inc.          (Canada)              INVESTMENTS INC.      INVESTMENTS INC.
        B.V.                             Holding company        Holding company             (Canada)               (Canada)
    Holding company                                                   |                  Holding company       Holding company
          |                                                           |                        |                     |
          |                                            |---------------------|                 |                     |
          |                                            |                     |                 |                     |
          |                                     BIRLA SUN LIFE        BIRLA SUN LIFE     BIRLA SUN LIFE        BIRLA SUN LIFE
          |                                    TRUSTEE COMPANY       ASSET MANAGEMENT     DISTRIBUTION       SECURITIES LIMITED
          |                                     LIMITED (50%)        COMPANY LIMITED     COMPANY LIMITED            (49%)
          |                                       (India)                 (50%)            (50.001%)       Securities brokerage
--- SUN LIFE OF CANADA                           Trustee to            Mutual fund       Marketing and            company
    (Philippines), Inc.                          the Birla          management company    distribution             (India)
      Life Insurance                            mutual funds             (India)            company
       Company                                                               |              (India)
                                                                             |
                                                                             |
                                                                      BIRLA SUN LIFE
                                                                            AMC
                                                                    (Mauritius) LTD.
                                                                       (Mauritius)
                                                                   Investment advisors/
                                                                        managers


   --------------------------------------------------------------------------------------------------------------------|
                          |                      |                        |                       |                    |
                          |                      |                        |                       |                    |
                 VERTEX INVESTMENT         MFS Investment              MFS Japan             MFS Original        MFS Investment
                  MANAGEMENT, INC.         Management K.K.           Holdings, LLC        Research Partners,       Management
                     (Delaware)          Investment adviser            (50.00%)            LLC Investment          (Lux) S.A.
                Investment adviser            (Japan)               Holding company            adviser         Investment manager
                                                                                                                   (Luxembourg)


Companies are wholly-owned unless otherwise indicated.

Companies shown on chart are those in which Sun Life holdings exceed 10% of voting shares.


DATED: May 12, 2000